Acquisitions (Details) In Thousands, unless otherwise specified		0 Months Ended
	Nov. 26, 2012 Balance Bar Company NBTY USD ($)	Nov. 26, 2012 Balance Bar Company Tradenames NBTY USD ($)	Nov. 26, 2012 Balance Bar Company Customer relationships NBTY USD ($)	Jun. 30, 2013 Essenza NBTY Europe Limited USD ($) item	Jun. 30, 2013 Essenza NBTY Europe Limited EUR (€)
Acquisitions
Purchase price	$ 77,978
Allocation of the purchase price
Cash consideration	77,978
Allocated to:
Cash and cash equivalents	43
Accounts receivable	3,485
Inventories	8,672
Other current assets	152
Property, plant and equipment	53
Intangibles assets	55,000	26,000	29,000
Other assets	36
Accounts payable	(2,751)
Accrued expenses and other current liabilities	(167)
Deferred income taxes	(22,045)
Net assets acquired	42,478
Goodwill	35,500
Amortization period		30 years	22 years
Number of stores				13	13
Total net purchase price				4,163	3,200
Goodwill not deductible for tax purposes				$ 3,700